UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2023

American Virtual Cloud Technologies, Inc.
(Exact Name of registrant as Specified in Charter)

Delaware	001-38167	81-2402421
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1720 Peachtree Street, Suite 629
Atlanta, GA	30309
(Address of principal executive offices)	(Zip code)

(404) 239-2863
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVCTQ	N/A
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	AVCWQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on January 11, 2023, American Virtual Cloud Technologies, Inc. (the “Company”) and two of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Court”, and such cases, the “Cases”). Also as previously disclosed, on February 14, 2023, the Company and certain of its subsidiaries (collectively, the “Sellers”) entered into a “stalking horse” Asset Purchase Agreement (as subsequently modified, the “Stalking Horse APA”) with Skyvera, LLC (the “Purchaser”), and in connection with the Cases, and pursuant to bid procedures approved by the Court, on March 7, 2023, the Debtors held an auction (the “Auction”) under Section 363 of the Bankruptcy Code relating to the disposition of substantially all of the Debtors’ assets. The winning bid at the Auction was submitted by the Purchaser, which agreed to pay cash consideration in the amount of $6,780,062.

On March 10, 2023, the Sellers and the Purchaser executed an amended and restated Asset Purchase Agreement (the “Purchase Agreement”). The Purchase Agreement, which amends and restates the Stalking Horse APA in its entirety, is substantially the same as the Stalking Horse APA, except that it reflects the cash purchase price of $6,780,062 resulting from the Auction. Pursuant to the Purchase Agreement, the Purchaser agreed to purchase substantially all of the assets of the Sellers (such assets, the “Purchased Assets,” and such transaction, the “Asset Sale”). The Purchased Assets include, among other things, all rights of the Sellers under the Assumed Contracts and Assumed Leases (as such terms are defined in the Purchase Agreement), tangible personal property, intellectual property rights, books and records and goodwill, but excludes all Excluded Assets (as such term is defined in the Purchase Agreement), including all cash. Under the Purchase Agreement, Purchaser would acquire the Purchased Assets for a purchase price (the “Purchase Price”) consisting of (i) cash in the amount of $6,780,062, subject to certain adjustments (including a reduction by the amount, if any, by which the deferred revenues of the Sellers as of the date of the closing of the Purchase Agreement exceeds the deferred revenues of the Sellers as of the date of the Purchase Agreement), and (ii) the Purchaser’s assumption of certain liabilities of the Sellers.

The completion of the transaction is subject to a number of conditions, which, among others, include the entry of a sale order by the Court, the performance by each party of its obligations under the Purchase Agreement and the material accuracy of each party’s representations.

The foregoing summary description of the material terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Item 8.01 Other Events.

As previously disclosed, the Purchased Assets to be sold pursuant to the terms of the Purchase Agreement constitute substantially all of the assets of the Company. The Company anticipates that, following the sale of the Purchased Assets pursuant to the terms of the Purchase Agreement, the Company will liquidate pursuant to a plan to be filed with the Court, subject to the Court’s approval, and the Company’s securities will no longer publicly trade. The Company currently believes it is unlikely that the Company’s stockholders will receive any proceeds in connection with any such plan.

Cautionary Information Regarding Trading in the Company’s Securities

The Company continues to face certain risks and uncertainties that have been affecting its business and operations, and these risks and uncertainties may affect the Company’s ability to consummate the transactions contemplated by the Purchase Agreement or any alternative sale transaction and could impact the outcome of the Cases. Holders of the Company’s equity securities will likely be entitled to no recovery on their investment following the Cases, and recoveries to other stakeholders cannot be determined at this time. The Company cautions that trading in the Company’s securities given the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities in the Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This document includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Chapter 11 process and the Cases, and the Company’s future prospects and potential strategic alternatives, including a potential sale of the Company’s assets in connection with the Chapter 11 process. The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including  risks associated with the potential adverse impact of the Bankruptcy Filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and any potential asset sale, including the risk that no purchaser of the Company’s assets emerges; the effect of the Bankruptcy Filings and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or any potential asset sale; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to any potential asset sale; the timing or amount of any distributions, if any, to the Company’s stakeholders; and those factors discussed in the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2022 and quarterly report on Form 10-Q filed with the SEC on November 14, 2022, in each case under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this document. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
2.1*	Amended and Restated Asset Purchase Agreement, dated as of February 14, 2023, by and among the Company, certain of the Company’s subsidiaries, and Skyvera, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

By:	/s/ Kevin Keough
Name:	Kevin Keough
Title:	Chief Executive Officer

Date: March 13, 2023

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